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                                                                   EXHIBIT 10.31





                                ESCROW AGREEMENT

         This Escrow Agreement (the "Agreement") is made as of this 23rd day of January, 1998, by and among InsureRate, Inc., a Georgia corporation ("InsureRate"), Hamilton Dorsey Alston Company, a Georgia corporation ("HDA"), HomeCom Communications, Inc., a Georgia corporation and the majority shareholder of InsureRate ("HomeCom"), Jerome R. Corsi, an individual resident of the State of New Jersey ("Corsi"), and SunTrust Bank, Atlanta, a Georgia corporation (the "Escrow Agent").

                                R E C I T A L S :

         WHEREAS, contemporaneously herewith, InsureRate, HDA, HomeCom and Corsi have entered into that certain Common Stock Purchase Agreement dated as of January 23, 1998 (the "Purchase Agreement"), pursuant to which HDA has agreed to purchase, and InsureRate has agreed to sell to HDA, 33,333.33 shares of the common stock of InsureRate (the "Common Shares"), evidenced by share certificate no. 5 (the "Share Certificate"), for the aggregate purchase price of $100,000.00 (the "Purchase Price"); and

         WHEREAS, a condition precedent to the acquisition by HDA of the Common Shares pursuant to the Purchase Agreement is that HomeCom lend to InsureRate the principal amount of $100,000.00 (the "Loaned Funds"), pursuant to the terms and conditions set forth in that certain Loan Agreement dated as of January 23, 1998 (the "Loan Agreement"), by and between HomeCom, as borrower, and InsureRate, as lender; and

         WHEREAS, InsureRate, HDA, HomeCom and Corsi each have agreed that InsureRate shall deposit the Loaned Funds with the Escrow Agent; and

         WHEREAS, insofar as the Escrow Agent is concerned, this Escrow Agreement shall be the sole document governing the obligations of the Escrow Agent relating to the Loaned Funds deposited with the Escrow Agent;

         NOW, THEREFORE, in consideration of the premises, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged conclusively by the parties hereto, the parties, intending to be legally bound hereby, agree as follows:

         1. ESCROW FUND. Contemporaneously herewith, InsureRate has delivered to the Escrow Agent the Loaned Funds, in the amount set forth above, by HomeCom's check to the order of SunTrust Bank, Atlanta for credit to InsureRate. The Escrow Agent hereby acknowledges receipt of the Loaned Funds, in the amount set forth above, and agrees to hold, safeguard, invest, administer, and distribute the same as provided herein. InsureRate agrees to pay the Escrow Agent's fees for its services hereunder and to reimburse the Escrow Agent for its reasonable expenses and disbursements incurred in the performance of such services.

         2. INVESTMENT OF ESCROW FUND. The Loaned Funds shall be deposited by the Escrow Agent in a separate and distinct interest bearing account reasonably acceptable to InsureRate,


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HomeCom, HDA and Corsi, in a federated treasury obligation money market fund bearing interest at a rate customary for like accounts held with the Escrow Agent (the Loaned Funds, together with all interest thereon, are collectively referred to as the "Escrow Funds").

         3. DISBURSEMENT OF ESCROW FUND. The Escrow Agent shall hold the Escrow Funds until the earliest of the following events shall have occurred:

                  (i) HDA Election. From the date of this Agreement until 9:00 a.m. Atlanta, Georgia time on February 22, 1998, HDA has the sole and absolute discretion, for any or no reason, to cause the Escrow Agent to deliver to HDA the Loaned Funds, without any interest accrued thereon, upon (a) receipt by the Escrow Agent of a letter from HDA, executed by its President, substantially in the form of Exhibit A attached hereto, stating that HDA elects to exercise its right under this Agreement to request delivery of the Loaned Funds, without any interest accrued thereon (the "HDA Delivery Letter"), (b) receipt by InsureRate, HomeCom and Corsi of a notice from HDA stating that HDA elects to exercise its right under this Agreement to request delivery of the Loaned Funds, without any interest accrued thereon (the "HDA Delivery Notice"), which HDA Delivery Notice shall also be delivered to the Escrow Agent with an executed statement by HDA stating that said notice has been delivered to InsureRate, HomeCom and Corsi, and (c) concurrently with the delivery by HDA of the HDA Delivery Letter and the HDA Delivery Notice, receipt by the Escrow Agent from HDA of the Share Certificate, which shall be delivered (x) free and clear of all liens, claims, charges, pledges, assignments, security interests or other encumbrances of any kind or nature, and (y) together with a stock power in favor of InsureRate, duly executed by HDA's President. Upon the delivery of the Loaned Funds to HDA pursuant to this subparagraph (i), the interest accrued thereon, if any, shall be delivered by the Escrow Agent to InsureRate in immediately available funds.

                  (ii) Mutual Agreement. From the date of this Agreement until 9:00 a.m. Atlanta, Georgia time on February 22, 1998, HomeCom, InsureRate, HDA and Corsi may deliver to the Escrow Agent a written notice executed by each of the parties (which executed notice may be in counterparts), directing the Escrow Agent to deliver to InsureRate the Escrow Funds.

                  (iii) Elapse of Time. Each of HomeCom, InsureRate, HDA and Corsi hereby agrees that if neither of the events described in subparagraphs (i) and (ii) of this Section 3 have occurred prior to 9:00 a.m. Atlanta, Georgia time on February 22, 1998, then at such time each of HomeCom, InsureRate, HDA and Corsi shall be deemed to have satisfied fully the terms and conditions of this Agreement, and the Escrow Agent hereby is directed in writing by each of HomeCom, InsureRate, HDA and Corsi to deliver promptly to InsureRate the Escrow Funds.

                  Upon the earliest of the events set forth in subparagraphs
(i), (ii) and (iii) of this Section 3 to occur, the Escrow Agent shall disburse the Loaned Funds or the Escrow Funds, as applicable, by wire transfer in accordance with the instructions given in writing by InsureRate or HDA, as applicable. The Escrow Agent shall notify promptly either InsureRate or HDA, as applicable, that such wire has been initiated, shall advise InsureRate or HDA, as applicable, of the confirmation number thereof and shall cooperate reasonably with InsureRate or HDA, as applicable, in the event of any complications regarding such wire transfer.


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         4. TERM OF ESCROW AGREEMENT. The term of this escrow shall commence on the date hereof and shall continue thereafter until disbursement by Escrow Agent of the entire Escrow Funds held hereunder as provided in Section 3 herein.

         5. ACTIONS OF THE ESCROW AGENT. The acceptance by the Escrow Agent of its duties hereunder is subject to the following terms and conditions, which all parties hereto agree shall govern and control with respect to the rights, duties and claims of the Escrow Agent:

                  (a) The Escrow Agent acts hereunder as a depository. The duties of Escrow Agent hereunder are only such as are herein specifically provided, being purely ministerial in nature, and the Escrow Agent shall have no responsibility in respect of any of the Escrow Funds held or deposited with it other than faithfully to follow the instructions herein contained.

                  (b) The Escrow Agent shall be protected in acting upon any written notice, request, waiver, consent, receipt or other paper or document which the Escrow Agent in good faith believes to be genuine.

                  (c) The Escrow Agent shall not be liable for any error of judgment, or for any act done or step taken or omitted by it in good faith, or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection herewith, except its own gross negligence or willful misconduct. InsureRate, HomeCom, HDA and Corsi each agree, jointly and severally, to indemnify Escrow Agent from any and all claims, costs, and damages (including reasonable attorneys' fees and expenses) incurred by or asserted against Escrow Agent arising in connection with Escrow Agent's acts or omissions, other than those of gross negligence or willful misconduct, under this Escrow Agreement, and such indemnification shall survive the termination of this Agreement.

                  (d) The Escrow Agent is authorized to and may consult with, and obtain advice from, legal counsel in the event any dispute, conflict or question arises as to the construction of any of the provisions hereof or its duties hereunder. Escrow Agent shall incur no liability and shall be fully protected for acting in good faith in accordance with the written opinion and instructions of such counsel.

                  6. NOTICE. All notices and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given when personally delivered, one day after being delivered to an overnight courier, or when telecopied (with a confirmatory copy sent by overnight courier) addressed to the party to whom such notice relates at the following addresses:

                  (a)      To HDA:
                             Hamilton Dorsey Alston Company
                             3350 Cumberland Circle, Suite 100
                             Atlanta, Georgia  30339-3346
                             Attn: Curt L. Goetsch, Senior Vice President
                             Telecopy:  (770) 850-9375
                             Tax Id. No.  58-1277825


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                  (b)      To InsureRate:
                             InsureRate, Inc.
                             Building 14, Suite 100
                             3535 Piedmont Road
                             Atlanta, Georgia  30308
                             Attn: Jerome R. Corsi, President
                             Telecopy:  (404) 237-3060
                             Tax Id. No.  58-2362545

                             With a Copy to:
                             Morris, Manning & Martin, L.L.P.
                             1600 Atlanta Financial Center
                             3343 Peachtree Road, N. E.
                             Atlanta, Georgia  30326
                             Attn:  Brian T. Casey, Esq.
                             Telecopy:  (404) 365-9532

                  (c)      To HomeCom:
                             HomeCom Communications, Inc.
                             Building 14, Suite 100
                             3535 Piedmont Road
                             Atlanta, Georgia  30308
                             Attn: Harvey Sax, President
                             Telecopy: (404) 237-3060

                  (d)      To Corsi:
                             Jerome R. Corsi
                             41 Copeland Road
                             Denville, New Jersey 07834
                             Telecopy:  (973) 442-0736

                  (e)      To Escrow Agent:
                             SunTrust Bank, Atlanta
                             Corporate Trust Department
                             58 Edgewood Avenue, Room 400 - Annex
                             Atlanta, Georgia  30303
                             Attn:  Ronald C. Painter, Vice President
                             Telecopy:  (404) 332-3966

or at such alternative addresses as may be specified by the parties by notice given in the manner provided herein.

         7. MISCELLANEOUS.

         (a) Benefit. This Agreement shall bind all parties, their respective successors, assigns, heirs, executors and administrators.


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         (b) Entire Agreement. This Agreement contains the entire agreement of the parties relating to the subject matter hereof and may not be changed except by a writing signed by the party against whom the enforcement of any waiver, change, extension, modification or discharge is sought.

         (c) Waiver of Breach of Violation Not Deemed Continuing. The waiver by any party hereto of a breach or violation of any provision of this Agreement shall not operate as, or be construed to be, a waiver of any subsequent breach hereof.

         (d) Governing Law. This Agreement shall be governed by and construed according to the laws of the State of Georgia, without regard to its conflicts of law principles.

         (e) Other Agreements. The Escrow Agreement is not a party to, nor is it bound by, nor need it give consideration to the terms or provisions of, any other agreement or undertaking among InsureRate, HDA, HomeCom or Corsi, or any of them, or between InsureRate, HDA, HomeCom or Corsi, or any of them, and other persons, or any agreement or undertaking which may be evidenced by or disclosed by Loaned Funds, the Share Certificate and the documents related thereto, it being the intention of the parties hereto that the Escrow Agent assent to and be obligated to give consideration only to the terms and provisions hereof.

                        [SIGNATURES APPEAR ON NEXT PAGE]


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                      [SIGNATURE PAGE TO ESCROW AGREEMENT]


         IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.



"INSURERATE":                                "HDA":

INSURERATE, INC.                             HAMILTON DORSEY ALSTON COMPANY


By:                                          By:
   ------------------------------------         --------------------------------
       Jerome R. Corsi, President                      Curt L. Goetsch,
                                                     Senior Vice President

"ESCROW AGENT":                              "CORSI":

SUNTRUST BANK, ATLANTA                       -----------------------------------
                                             Jerome R. Corsi

By:
   ------------------------------------
   Ronald C. Painter, Vice President

                                             "HOMECOM":

                                             HOMECOM COMMUNICATIONS, INC.


                                             By:
                                                --------------------------------
                                                      Harvey Sax, President


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                                    EXHIBIT A

                           FORM OF HDA DELIVERY LETTER

                                     [Date]
SunTrust Bank, Atlanta
Corporate Trust Department
58 Edgewood Avenue, Room 400 - Annex
Atlanta, Georgia  30303
Attn:  Ronald C. Painter, Vice President

         Re:  Delivery Notice of Hamilton Dorsey Alston Company

Dear Mr. Painter:

         Pursuant to Section 3(i) of that certain Escrow Agreement dated January 23, 1998 (the "Escrow Agreement") by and among InsureRate, Inc., a Georgia corporation ("InsureRate"), Hamilton Dorsey Alston Company, a Georgia corporation ("HDA"), HomeCom Communications, Inc., a Georgia corporation and the majority shareholder of InsureRate ("HomeCom"), Jerome R. Corsi, an individual resident of the State of New Jersey ("Corsi"), and SunTrust Bank, Atlanta, a Georgia corporation (the "Escrow Agent"), prior to 9:00 a.m. Atlanta, Georgia time on February 22, 1998, HDA has the sole and absolute discretion, for any or no reason, to cause the Escrow Agent to deliver to it the Loaned Funds (as defined in the Escrow Agreement), without any interest accrued thereon, subject to (a) receipt of this letter by the Escrow Agent, (b) receipt by InsureRate, HomeCom and Corsi of a notice from HDA stating that HDA elects to exercise its right under the Escrow Agreement to request delivery of the Loaned Funds, without any interest accrued thereon (the "HDA Delivery Notice"), which notice is to be delivered to the Escrow Agent with an executed statement by HDA stating that said notice has been delivered to InsureRate, HomeCom and Corsi, and (c) concurrently with the delivery by HDA of this letter and the HDA Delivery Notice, receipt by the Escrow Agent of the Share Certificate (as defined in the Escrow Agreement) from HDA, which Share Certificate is to be delivered (x) free and clear of all liens, claims, charges, pledges, assignments, security interests or other encumbrances of any kind or nature, and (y) together with a stock power in favor of InsureRate, duly executed by HDA's President.

         (1) This letter serves as notice by HDA that it elects to exercise its right to cause the Escrow Agent to deliver to HDA the Loaned Funds, without any interest accrued thereon.

         (2) HDA certifies that it has delivered a copy of the HDA Delivery Notice to each of InsureRate, HomeCom and Corsi. Attached hereto please find confirmation of such delivery.

         (3) Enclosed please find the original Share Certificate, delivered to you free and clear of all liens, claims, charges, pledges, assignments, security interests or other encumbrances of any kind or nature, together with a stock power in favor of InsureRate, duly executed by HDA's President.

                                    Sincerely,

                                    HAMILTON DORSEY ALSTON COMPANY


                                    By:
                                       ----------------------------------------
                                             John C. Hamilton, President